Exhibit 10.1
EXECUTION VERSION

Loews Corporation

15,000,000 Shares
Carolina Group Stock
($0.01 par value)
Underwriting Agreement

New York, New York
May 10, 2006
UBS Securities LLC

As Representatives of the several Underwriters,

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

Loews Corporation, a corporation organized under the laws of Delaware (the “Company”), proposes to sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, 15,000,000 shares of Carolina Group Stock, $0.01 par value (“Carolina Group Stock”) of the Company (said shares to be issued and sold by the Company being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 20 hereof.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Final Prospectuses, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in Section 8 hereof.

(c) The Disclosure Package, when taken together as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, the Company was a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein relating to the four-business day extension to the payment deadline and otherwise in accordance with Rules 456(b) and 457(r).

(e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) relating to the Securities, the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(g) Each of the Company and its Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and other than as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

(h) All the outstanding shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Final Prospectus, all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances, except where the existence of any such security interest, claim, lien or encumbrance, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(i) The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading and subject to official notice of issuance on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Disclosure Package and the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

(j) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in:

(1) the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) under the headings “Business -- Lorillard, Inc. -- Legislation and Regulation,” “Business -- Lorillard, Inc. -- Federal Regulation,” “Business -- Lorillard, Inc. -- State and Local Regulation,” together with “Business - Lorillard, Inc. -- Advertising and Marketing;”

(2) the Annual Report under the headings “Legal Proceedings -- Tobacco Related,” “Notes to Consolidated Financial Statements -- Note 20. Legal Proceedings -- Tobacco Related” and in Exhibit 99.01 to the Annual Report, together with the statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “Quarterly Report”) under the headings “Notes to Consolidated Condensed Financial

Statements -- Note 12. Legal Proceedings -- Tobacco Related” and “Part II. Other Information. Item 1. Legal Proceedings. 2. Tobacco Related”;

(3) the Basic Prospectus under the headings “Description of Loews Capital Stock” and “Relationship between the Loews Group and the Carolina Group;” and

(4) the Final Prospectus under the heading “Certain U.S. Federal Tax Consequences”

insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate summaries of such legal matters, agreements, documents or proceedings, taken as a whole, in the context provided.

(k) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnification and contribution hereunder may be limited by applicable law and subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(l) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the transactions contemplated herein, except such as have been or will be obtained under the Act and the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Final Prospectus.

(n) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Material Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its

Material Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Material Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Material Subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(p) The consolidated historical financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Final Prospectus, the Disclosure Package and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Financial Data” in the Annual Report fairly present in all material respects, on the basis stated in the Annual Report, the information included therein.

(q) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect except, in the case of (i) and (ii), as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(r) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Company and each of its Material Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(s) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject (except in any case in which such violation or default could not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto)), or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable (except in any case in which such violation or default could not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto)).

(t) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Prospectus, are independent registered public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(u) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(v) Except as could not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), no labor problem or dispute with the employees of the Company or any of its Material Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Material Subsidiaries’ principal suppliers, contractors or customers.

(w) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Final Prospectus.

(x) The Company and its Material Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such a license, certificate, permit and other authorization could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(y) Except as disclosed in the Disclosure Package and the Final Prospectus, the Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(z) The Company, its Material Subsidiaries and Lorillard Tobacco Company are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not, individually or in the aggregate, have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(aa) The Company and its Material Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the businesses of the Company and its Material Subsidiaries as now conducted or as proposed in the Disclosure Package and the Final Prospectus to be conducted. Except as could not reasonably be expected to have a Material Adverse Effect, to the Company’s knowledge: (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Material Subsidiaries in or to any such Intellectual Property, and the Company and each of its Material Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company and each of its Material Subsidiaries is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Material Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and each of its Material Subsidiaries is unaware of any other fact which would form a reasonable basis for any such claim.

(bb) Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

(cc) There has been no failure in any material respect on the part of the Company and, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(dd) Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in all material respects in providing reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure. Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Securities set forth opposite such Underwriter’s name in Schedule II hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives (which approval shall not be unreasonably withheld) with the Commission pursuant to the applicable paragraph of Rule 424(b) (without reliance on Rule 424(b)(8)) within the time period therein prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice pursuant to Rule 401(g)(2) of the Act that would prevent its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or prevention and, upon such issuance, occurrence or prevention, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (3) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (4) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

(f) The Company will use its reasonable best efforts to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or take any action which would subject the Company to taxation in any jurisdiction where it is not already subject to taxation.

(g) The Company agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h) The Company will not, without the prior written consent of UBS Securities LLC, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Carolina Group Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Carolina Group Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may issue options, grant stock appreciation rights and sell Carolina Group Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time or as described in the Disclosure Package and the Final Prospectus.

(i) Except as disclosed in the Disclosure Package and the Final Prospectus, the Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Basic Prospectus, each Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Basic Prospectus, each Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel, up to $5,000, for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel to the Underwriters related to such filings; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)); any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice pursuant to Rule 401(g)(2) of the Act that would prevent its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

(b) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Company, to have furnished to the Representatives their opinion and letter, in each case dated the Closing Date and addressed to the Representatives, in the forms of Exhibit B and Exhibit C, respectively.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the state of New York, the General Corporation Law of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may contain customary assumptions, exceptions, limitations, qualifications and comments. In addition, such opinion may contain statements to the effect that: (A) such counsel is expressing no opinion regarding, nor is such counsel predicting or guaranteeing, the outcome of any tobacco-related product liability case, and (B) such counsel is expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company or the Carolina Group Stock.

(c) The Company shall have requested and caused Gary W. Garson, general counsel for Loews Corporation, to have furnished his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i) the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ii) each of the Material Subsidiaries is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with the requisite power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(iii) all the outstanding shares of capital stock of, or other ownership interests in, each Material Subsidiary and each Carolina Group Company have been duly and validly authorized and issued and, with respect to the shares of capital stock of such Material Subsidiaries that are corporations, are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Final Prospectus, all outstanding shares of capital stock of or other ownership interests in, the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

(iv) except as set forth in the Disclosure Package and the Final Prospectus and to the knowledge of such counsel, no options, warrants, preemptive rights or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of Carolina Group Stock are outstanding;

(v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Disclosure Package and the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

(vi) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Material Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Material Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Material Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its Material Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Material Subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(vii) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

(viii) although he has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Final Prospectus and takes no responsibility therefor, such counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

(ix) although he has not independently verified the accuracy, completeness or fairness of the statements made or included in the Disclosure Package and takes no responsibility therefor, such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package, when taken together as a whole, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; and

(x) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Act and such as may be required to be obtained by the Company under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Preliminary Prospectus and the Final Prospectus and such other approvals (specified in such opinion) as have been obtained.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporate Law of Delaware or the Federal laws of the United States, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the

Underwriters, (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials and (C) as to opinions involving the Material Subsidiaries, on opinions of the counsels of those Material Subsidiaries. Such opinion may contain customary assumptions, exceptions, limitations, qualifications and comments. In addition, such opinion may contain statements to the effect that: (A) such counsel is expressing no opinion regarding, nor is such counsel predicting or guaranteeing, the outcome of any tobacco-related product liability case or insurance-related case, and (B) such counsel is expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case or insurance-related case on the Company or the Carolina Group Stock. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

(d) The Company shall have requested and caused Ronald S. Milstein, general counsel for Lorillard Tobacco Company, to have furnished his opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit D.

(e) The Company shall have requested and caused Shook, Hardy & Bacon LLP, litigation counsel for Lorillard Tobacco Company, to have furnished their opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit E hereto.

(f) The Company shall have requested and caused Thompson Coburn LLP, litigation counsel for Lorillard Tobacco Company, to have furnished their opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit F.

(g) The Company shall have requested and caused Greenberg Traurig LLP, litigation counsel for Lorillard Tobacco Company, to have furnished their opinion, dated the Closing Date and addressed to the Representatives in the form of Exhibit G.

(h) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments thereto and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided, however, that if any such representation or warranty is already qualified by materiality, such representation or warranty as so qualified is true and correct in all respects on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice pursuant to Rule 401(g)(2) of the Act that would prevent its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(j) Lorillard Tobacco Company shall have furnished to the Representatives a certificate of Lorillard Tobacco Company, signed by the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of Lorillard Tobacco Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments thereto and this Agreement and that since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the financial condition, earnings, business or properties associated with the Carolina Group, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(k) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent registered public accountants with respect to the Company within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month period ended March 31, 2006 and as at March 31, 2006 carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and executive and audit committees of the Company and its significant subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2005, nothing came to their attention which caused them to believe that:

(1) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

(2) with respect to the period subsequent to March 31, 2006, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or of the Carolina Group or capital stock of the Company or decreases in the stockholders’ equity of the Company or decreases in the combined attributed net assets of the Carolina Group as compared with the corresponding amounts shown on the March 31, 2006 balance sheets included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from April 1, 2006 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net income of the Company and its subsidiaries or of the Carolina Group or in operating income of the Company and its subsidiaries or of the Carolina Group, in each case, on either a total or per share basis, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

(3) the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

(iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated by reference in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

References to the Final Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

(l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Carolina Group, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(n) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o) Subject to official notice of issuance, the Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

(p) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the offices of Cravath, Swaine & Moore LLP, counsel for the Underwriters, at 825 Eighth Avenue, New York, New York, 10019, on the Closing Date.

7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through UBS Securities LLC on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them solely and directly in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. a)The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)  Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

(c)  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses, but after deducting underwriting discounts and commissions) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time after the execution of this Agreement and prior to such time (i) trading in any securities of the Company shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the UBS Securities LLC at 299 Park Ave, New York, NY 10171 General Counsel (fax no.: (212-821-3915); or, if sent to the Company, will be mailed, delivered or telefaxed to the General Counsel, Loews Corporation (fax no.: (212) 521-2997) and confirmed to it at Loews Corporation, 667 Madison Avenue, 7th Floor, New York, New York, 10021, Attention: General Counsel.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Arms-length Transaction. The Company and the Underwriters acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Underwriters has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

18. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

19. Waiver of Jury Trial. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Basic Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date, including any documents incorporated by reference therein.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Carolina Group” shall have the meaning assigned thereto in the Registration Statement.

“Carolina Group Companies” shall mean, collectively, Lorillard, Inc., and each of its direct and indirect subsidiaries.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Basic Prospectus, as amended and supplemented to the Execution Time, (ii) the Preliminary Prospectus Supplement, dated May 9, 2006, as amended and supplemented to the Execution Time, (iii) the other information, if any, identified in Schedule IV hereto, (iv) Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Material Adverse Effect” shall mean a material adverse effect on the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Carolina Group, whether or not arising from transactions in the ordinary course of business.

“Material Subsidiaries” shall mean CNA Financial Corporation, Lorillard, Inc., Lorillard Tobacco Company, Loews Hotels Holding Corporation, Diamond Offshore Drilling, Inc., and Boardwalk Pipelines Partners LP.

“Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, including any documents incorporated by reference therein, together with the Basic Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits, financial statements and any documents incorporated by reference therein and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, and “Rule 433” refer to such rules under the Act.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

Loews Corporation

By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

By:	UBS Securities LLC

By:
Name:
Title:

By:	UBS Securities LLC

By:
Name:
Title:

For themselves and the other
several Underwriters named in
Schedule II to the foregoing
Agreement.

EXHIBIT A

[Form of Lock-up Agreement]
[Letterhead of officer or director of Loews Corporation]

Loews Corporation

Public Offering of Carolina Group Stock

                                May 10, 2006
UBS Securities LLC

As Representatives of the several Underwriters,

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Loews Corporation, a Delaware corporation (the “Company”), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Carolina Group Stock, $0.01 par value (the “Carolina Group Stock”), of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of UBS Securities LLC, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Carolina Group Stock or any securities convertible into or exercisable or exchangeable for Carolina Group Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Carolina Group Stock disposed of as bona fide gifts approved by UBS Securities LLC.

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If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

[Subject to Opinion Committee Review]

  May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Re:      Loews Corporation - Public Offering of
Carolina Group stock, par value $0.01 per share

Ladies and Gentlemen:

We have acted as special counsel to Loews Corporation, a Delaware corporation (the "Company"), in connection with the Underwriting Agreement, dated May 10, 2006 (the "Underwriting Agreement"), between you (the "Underwriter") and the Company, relating to the sale by the Company to the Underwriter of 15,000,000 shares (the "Securities") of Carolina Group stock, par value $0.01 per share (the "Carolina Group stock") of the Company.

This opinion is being furnished to you pursuant to Section 6(b) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the registration statement on Form S-3 (File No. 333-132334) of the Company relating to the Securities and other securities of the Company filed on March 10, 2006 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") allowing for delayed offerings pursuant to Rule 415 under the Securities Act, including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement as of the date hereof pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (such registration statement, at the time it became effective, being hereinafter referred to as the "Registration Statement");

(b) the prospectus, dated March 10, 2006 (the "Base Prospectus"), relating to the offering of securities of the Company, which forms a part of and is included in the Registration Statement;

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May 15, 2006

(c) the preliminary prospectus supplement, dated May 10, 2006 (the "Preliminary Prospectus Supplement");

(d) the prospectus supplement, dated May 10, 2006 (the "Final Prospectus Supplement" and, together with the Base Prospectus and the Incorporated Documents, the "Prospectus"), relating to the offering of the Securities;

(e) the documents identified on Schedule I hereto filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus as of the date hereof (collectively, the "Incorporated Documents");

(f) an executed copy of the Underwriting Agreement;

(g) a specimen certificate evidencing the Carolina Group stock attached to the certificate of Gary W. Garson, Secretary of the Company, referenced in paragraph 5 below;

(h) the Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware (the "Certificate of Incorporation");

(i) the By-laws of the Company, as certified by Gary W. Garson, Secretary of the Company (the "By-laws");

(j) the Carolina Group policy statement, as certified by Gary W. Garson, Secretary of the Company (the "Policy Statement");

(k)  resolutions of the Board of Directors of the Company, adopted February 14, 2006, April 11, 2006 and May 8, 2006, and resolutions of the Securities Committee thereof, adopted May 10, 2006, in each case as certified by Gary W. Garson, Secretary of the Company;

(l) the certificate of James S. Tisch, Chief Executive Officer of the Company, and Peter W. Keegan, Chief Financial Officer of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the "Company's Certificate");

(m) the certificate of Gary W. Garson, Senior Vice President, General Counsel and Secretary of the Company, dated the date hereof and the

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May 15, 2006

certificate of Peter W. Keegan, dated the date hereof, copies of which are attached as Exhibit B hereto (the "Secretary's Certificates");

(n) a certificate, dated May 10, 2006, and a facsimile bringdown thereof, dated May 15, 2006, from the Secretary of State of the State of Delaware as to the Company's existence and good standing in such jurisdiction (the "Delaware Certificates");

(o) a certificate, dated May 10, 2006, and a facsimile bringdown thereof, dated May 15, 2006, from the Department of State of the State of New York, certifying that the Company is authorized to do business in the State of New York (the "New York Certificates"); and

(p) an executed copy of the Company's Supplemental Listing Application to the New York Stock Exchange, Inc. (the "NYSE") with respect to the Securities, including the acknowledgment of authorization (the "NYSE Authorization") thereof executed by a representative of the NYSE.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts set forth in the Company's Certificate.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

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May 15, 2006

(a) the opinion set forth in paragraph 1 below with respect to the valid existence and good standing of the Company is based solely upon the Delaware Certificates;

(b) the opinion set forth in paragraph 2 below is based solely upon the New York Certificates;

(c) in rendering the opinions set forth in paragraphs 4 and 5 below, we have assumed that the certificate evidencing the Securities will be signed by one of the authorized officers of the transfer agent and registrar for the Carolina Group stock and registered by such transfer agent and registrar and will conform to the specimen certificate examined by us evidencing the Carolina Group stock; and

(d) the opinion set forth in paragraph 6 below is based solely upon the NYSE Authorization.

We do not express any opinion as to any laws other than (i) the Delaware General Corporation Law (the "DGCL"), (ii) those laws, rules and regulations of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and (iii) the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company is validly existing in good standing under the laws of the State of Delaware. The Company has the corporate power and corporate authority to carry on its business and to own, lease and operate its properties, in each case as described in the Prospectus.

2. The Company is authorized to do business in the State of New York.

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May 15, 2006

3. The Company has an authorized capitalization as set forth in the Prospectus, and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

4. The Securities have been duly authorized by the Company and, when delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

5. The form of certificate used to evidence the Carolina Group stock complies in all material respects with the applicable requirements of the Certificate of Incorporation and By-laws, the DGCL and the NYSE.

6. The Securities have been authorized for listing on the NYSE, subject to official notice of issuance.

7. The holders of outstanding shares of capital stock of the Company do not have any preemptive rights or any similar rights arising under the Certificate of Incorporation, the By-laws or the DGCL to subscribe for the Securities.

8. The statements in the Base Prospectus under the headings "Description of Loews Capital Stock" and "Relationship between the Loews Group and the Carolina Group," insofar as such statements purport to summarize certain provisions of the Certificate of Incorporation, the By-laws, the Policy Statement and the DGCL, fairly summarize such provisions in all material respects.

9.  The statements in the Prospectus Supplement under the heading "Certain U.S. Federal Tax Consequences," insofar as such statements purport to summarize certain legal matters referred to therein, fairly summarize such legal matters in all material respects.

10.  The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

11.  The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

UBS Securities LLC
May 15, 2006

This opinion is furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert your rights in respect of this opinion (other than your successors in interest by means of merger, consolidation, transfer of a business or other similar transaction). Notwithstanding the foregoing, you (and each of your employees, representatives and other agents) may disclose this opinion to any and all persons, without limitation of any kind, to the extent such disclosure may be relevant to understanding the tax treatment or tax structure of any transaction contemplated by the Underwriting Agreement.

Very truly yours,

Schedule I

INCORPORATED DOCUMENTS

1.	Annual Report on Form 10-K of the Company for the year ended December 31, 2005.

2.	Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006.

3.	Current Report on Form 8-K of the Company filed with the Commission on January 11, 2006.

4.	Current Report on Form 8-K of the Company filed with the Commission on January 31, 2006.

5.	Current Report on Form 8-K of the Company filed with the Commission on February 16, 2006 (other than items 2.02 and 9.01, which are not incorporated by reference in the Prospectus).

6.	Current Report on Form 8-K of the Company filed with the Commission on March 3, 2006.

7.	Current Report on Form 8-K of the Company filed with the Commission on March 8, 2006.

8.	Current Report on Form 8-K of the Company filed with the Commission on April 4, 2006.

9.	Current Report on Form 8-K of the Company filed with the Commission on April 11, 2006.

10.
The description of the Carolina Group stock contained in the Registration Statement on Form 8-A filed with the Commission on January 28, 2002, and any amendment or report filed thereafter for the purposes of updating such information.

Exhibit A

Company's Certificates

EXHIBIT B

Exhibit B

Secretary's Certificates

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, NY 10171

        Re:   Loews Corporation - Public Offering of Carolina Group stock, par value $0.01 per share

Ladies and Gentlemen:

We have acted as special counsel to Loews Corporation, a Delaware corporation (the "Company"), in connection with the Underwriting Agreement, dated May 10, 2006 (the "Underwriting Agreement"), between you (the "Underwriter"), and the Company, relating to the sale by the Company to the Underwriter of 15,000,000 shares (the "Securities") of Carolina Group stock, par value $0.01 per share (the "Carolina Group stock") of the Company.

This letter is being furnished to you pursuant to Section 6(b) of the Underwriting Agreement.

In the above capacity, we have reviewed the registration statement on Form S-3 (File No. 333-132334) of the Company relating to the Securities and other securities of the Company filed on March 10, 2006 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") allowing for delayed offerings pursuant to Rule 415 under the Securities Act, including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement as of the date hereof pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the "Rules and Regulations") (such registration statement, at the time it became effective, being hereinafter referred to as the "Registration Statement"), and (i) the prospectus, dated March 10, 2006 (the "Base Prospectus"), relating to the offering of securities of the Company, which forms a part of and is included in the Registration Statement, (ii) the preliminary prospectus supplement, dated May 10, 2006 (together with the Base Prospectus and the Incorporated Documents, the "Preliminary Prospectus"), relating to the offering of the Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and (iii) the prospectus supplement, dated May 10, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus

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May 15, 2006

and the Incorporated Documents, the "Prospectus"), relating to the offering of the Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.  We also have reviewed the documents identified on Schedule I hereto filed by the Company pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus Supplement as of the date hereof (collectively, the "Incorporated Documents") and such other documents as we deemed appropriate. Assuming the accuracy of the representations and warranties of the Company set forth in Section 1(d) of the Underwriting Agreement and that the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act that would prevent the use of the Registration Statement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Securities Act, and we have been orally advised by the Commission that (i) no stop order suspending the effectiveness of the Registration Statement has been issued and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, the general counsel of the Company, various outside counsel to the Company and/or its subsidiaries handling the various litigations referred to in the Incorporated Documents and the Prospectus Supplement, representatives of the independent accountants of the Company, representatives of the Underwriter and Cravath, Swaine & Moore LLP, counsel for the Underwriter, at which the contents of the Registration Statement and the Prospectus, the General Disclosure Package (as defined below) and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company in the course of the conferences referred to above. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraphs 8 and 9 of our opinion to you dated the date hereof).

We express no opinion or belief regarding, nor are we predicting or guaranteeing, the outcome of any tobacco-related product liability case. We express no opinion or belief regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company or the Carolina Group stock.

UBS Securities LLC
May 15, 2006

On the basis of the foregoing, (i) the Registration Statement, as of March 10, 2006 and as of the date of the Prospectus Supplement, and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, as of March 10, 2006 and as of the date of the Prospectus Supplement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement.

As used herein, "Applicable Time" means 4:15 p.m. (Eastern time) on May 10, 2006 and "General Disclosure Package" means the Preliminary Prospectus and the information included on Schedule IV to the Underwriting Agreement.

In addition, based on the foregoing, we confirm to you that the Prospectus Supplement has been filed with the SEC within the time period required by Rule 424 of the Rules and Regulations.

This letter is furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any

UBS Securities LLC
May 15, 2006

purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this letter (other than your successors in interest by means of merger, consolidation, transfer of a business or other similar transaction). Notwithstanding the foregoing, you (and each of your employees, representatives and other agents) may disclose this letter to any and all persons, without limitation of any kind, to the extent such disclosure may be relevant to understanding the tax treatment or tax structure of any transaction contemplated by the Underwriting Agreement.

Very truly yours,

EXHIBIT C
Schedule I

INCORPORATED DOCUMENTS

1. Annual Report on Form 10-K of the Company for the year ended December 31, 2005.

2. Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006.

3. Current Report on Form 8-K of the Company filed with the Commission on January 11, 2006.

4. Current Report on Form 8-K of the Company filed with the Commission on January 31, 2006.

5. Current Report on Form 8-K of the Company filed with the Commission on February 16, 2006 (other than items 2.02 and 9.01, which are not incorporated by reference in the Prospectus).

6. Current Report on Form 8-K of the Company filed with the Commission on March 3, 2006.

7. Current Report on Form 8-K of the Company filed with the Commission on March 8, 2006.

8. Current Report on Form 8-K of the Company filed with the Commission on April 4, 2006.

9. Current Report on Form 8-K of the Company filed with the Commission on April 11, 2006.

10. The description of the Carolina Group stock contained in the Registration Statement on Form 8-A filed with the Commission on January 28, 2002, and any amendment or report filed thereafter for the purposes of updating such information.

EXHIBIT D

[Letterhead of Lorillard]

May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, NY 10171

Ladies and Gentlemen:

I am Senior Vice President, Legal and External Affairs, General Counsel and Secretary of Lorillard Tobacco Company, a Delaware corporation and a wholly owned subsidiary of Lorillard, Inc. (collectively, the “Company”). I have acted as counsel for the Company in connection with the purchase by you from Loews Corporation (“Parent”), a Delaware corporation and parent corporation of Lorillard, Inc., of 15,000,000 shares of Carolina Group Stock, par value $0.01 per share (the “Shares”) of Parent pursuant to the Underwriting Agreement, dated May 10, 2006, between you and Parent (the “Underwriting Agreement’). This letter is being delivered to you pursuant to Section 6(d) of the Underwriting Agreement.

I have examined: (1) the Registration Statement on Form S-3, as amended (such Registration Statement, including the documents incorporated by reference therein, at the time it became effective, being hereinafter called the “Registration Statement”) filed by Parent under the Securities Act of 1933, as amended (the “Act”); (2) the basic prospectus dated March 10, 2006, including the documents incorporated by reference therein (the “Basic Prospectus”); (3) the preliminary prospectus supplement dated May 10, 2006 (the “Preliminary Prospectus Supplement” and, together with the Basic Prospectus, being hereinafter called the Preliminary Prospectus), filed by Parent pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”); (4) the final prospectus supplement dated May 10, 2006, (the “Final Prospectus” and, together with the Basic Prospectus, being hereinafter called the “Prospectus”), filed by Parent pursuant to Rule 424(b); and (5) the other information, if any, identified in Schedule IV to the Underwriting Agreement (together with the Basic Prospectus, as amended and supplemented to the Execution Time and the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, being hereinafter called the “Disclosure Package”).

In addition, I have examined certain records of the Company relating to the matters covered by the opinions set forth in the numbered paragraphs below and have made such other investigations as I have deemed necessary in connection with the opinion hereinafter set forth. I have relied, to the extent I deem such reliance proper, upon certain factual representations made in certificates given by officers of the Company in answer to inquiries.

As we have discussed, while I have general supervisory responsibility for all legal matters involving the Company, I must rely extensively on various attorneys at the Company and various outside law firms which handle particular matters for the

2

Company. Accordingly, my personal knowledge of a significant number of cases and other matters is substantially limited. The opinions contained in this letter merely constitute expressions of my professional judgment regarding the matters of law addressed herein. I am expressing no opinion regarding, nor am I predicting or guaranteeing, the outcome of any tobacco-related product liability case. Further, I am expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any tobacco-related product liability case on the Company or the Shares. For purposes of the opinion in the first numbered paragraph below, I have consulted with such other attorneys at the Company and outside counsel as I have deemed appropriate.

In rendering my opinion, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as certified, facsimile, conformed, electronic or photostatic copies and the authenticity of the originals of such copies. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents, and oral and written statements and representations, of government officials and other officers and representatives of the Company and Parent and, in certain instances, written statements of the Underwriters and upon the representations and warranties of Parent and, in certain instances, the Underwriters, contained in the Underwriting Agreement. I have not independently verified such information and assumptions.

I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. This opinion is limited to the federal law of the United States of America, the laws of the State of North Carolina and the General Corporate Law of Delaware. I disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any other jurisdiction or of any regional or local governmental body.

On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth above, I am of the opinion that:

1. To the best of my knowledge, the statements set forth

(A) in the Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”) under the headings “Business -- Lorillard, Inc. -- Legislation and Regulation,” “Business -- Lorillard, Inc. -- Federal Regulation,” “Business -- Lorillard, Inc. -- State and Local Regulation,” together with “Business - Lorillard, Inc. -- Advertising and Marketing,” when considered in their entirety; and

(B) in the Annual Report under the headings “Legal Proceedings -- Tobacco Related” and “Notes to Consolidated Financial Statements -- Note 20. Legal Proceedings -- Tobacco Related” and in Exhibit 99.01 to the Annual Report together with the statements in the Parent’s Quarterly Report on Form 10-Q for the quarter

3

ended March 31, 2006 (“Quarterly Report”) under the headings “Notes to Consolidated Condensed Financial Statements -- Note 12. Legal Proceedings -- Tobacco Related” and “Part II. Other Information. Item 1. Legal Proceedings. 2. Tobacco Related”, when considered in their entirety, incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus constitute a complete and accurate summary in all material respects of the matters referred to therein;

2.
To the best of my knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Disclosure Package and the Prospectus, and there is no franchise, contract or other document of a character required involving the Company or any of its subsidiaries required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

3.
Neither the issue and sale of the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

4.
All the outstanding shares of capital stock of Lorillard, Inc. and Lorillard Tobacco Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Prospectus, all outstanding shares of capital stock of the subsidiaries of Lorillard, Inc. are owned by Lorillard, Inc.

4

either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to my knowledge, after due inquiry, any other security interest, claim, lien or encumbrance; and

5.
The Company is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

In addition, although I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Disclosure Package or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraph 1 above, I have no reason to believe that the Registration Statement (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which I do not express any view), to the extent it relates to the Company, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, that the Disclosure Package, as of the Execution Time, when taken together as a whole, (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which I do not express any view), to the extent it relates to the Company, includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus, (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which I do not express any view), to the extent it relates to the Company, as of its date or the date hereof included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This opinion letter is rendered to you in connection with the above described transactions and I specifically do not render any opinions pertaining to any matter not expressly stated herein. This opinion letter may not be relied upon by you for

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any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent. The opinions contained herein are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated herein.

Very truly yours,

EXHIBIT E

[Form of Opinion Shook, Hardy & Bacon LLP]

May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, NY 10171

Ladies and Gentlemen:

We have acted as special counsel to Loews Corporation, a Delaware corporation (the “Parent”), its wholly owned subsidiary, Lorillard Inc., a Delaware corporation (“LI”), and LI’s wholly owned subsidiary Lorillard Tobacco Company, a Delaware corporation (“LTC”) (Parent, LI, and LTC are referred to collectively as the “Company” or the “Companies”), in connection with the purchase by you from Parent of 15,000,000 shares of common stock, par value $0.01 per share (the “Carolina Group Stock”) of Parent pursuant to the Underwriting Agreement, dated May 10, 2006, between you and Parent (the “Underwriting Agreement”). This letter is being delivered to you pursuant to Section 6(e) of the Underwriting Agreement.

We have examined: (1) the Registration Statement on Form S-3, as amended (such Registration Statement, including the documents incorporated by reference therein, at the time it became effective (the “Effective Date”), is referred to as the “Registration Statement”) filed by Parent under the Securities Act of 1933, as amended (the “Act”); (2) the basic prospectus dated March 10, 2006, including the documents incorporated by reference therein (the “Basic Prospectus”); (3) the preliminary prospectus supplement dated May 10, 2006 (the “Preliminary Prospectus Supplement” and, together with the Basic Prospectus, is referred to as the Preliminary Prospectus), filed by Parent pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”); (4) the final prospectus supplement dated May 10, 2006, (the “Final Prospectus” and, together with the Basic Prospectus, is referred to as the “Prospectus”), filed by Parent pursuant to Rule 424(b); and (5) the other information, if any, identified in Schedule IV to the Underwriting Agreement and the issuer free writing prospectuses, if any, identified in Schedule III to the Underwriting Agreement (together with the Basic Prospectus, as amended and supplemented to the Execution Time and the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, is referred to as the “Disclosure Package”).

In addition, we have examined certain records of the Company relating to the matters covered by the opinions set forth in the numbered paragraph below and, subject to the limitations set forth herein, have made such other investigations as we have deemed necessary in connection with the opinion set forth in such numbered paragraph.

Based upon such examination and review, and subject to the other qualifications and limitations set forth herein, we are of the opinion that:

1. To the best of our knowledge, the statements set forth in:

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A. The Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”) in (i) “Part I. Item 3. Legal Proceedings. Tobacco Related;” (ii) “Notes to Consolidated Financial Statements. Note 20. Legal Proceedings. Tobacco Related” in the paragraph subheadings captioned “Conventional Product Liability Cases,” “Flight Attendant Cases,” “Class Action Cases,” “Reimbursement Cases,” “Contribution Claims” and“Filter Cases;” (iii) “Notes to Consolidated Financial Statements. Note 20. Legal Proceedings. Other Tobacco-Related” in the paragraph subheading captioned“Reparation Cases;” and (iv) Exhibit 99.01. Tobacco Pending Litigation in the paragraph subheadings captioned “Class Action Cases,” “Reimbursement Cases” and “Contribution Claims;”

as incorporated by reference into the Registration Statement that describe cigarette and chewing tobacco product liability lawsuits (a) pending against the Company and for which we act as primary legal counsel of record to the Company or (b) which have been “overtly threatened “(as such phrase is defined in the American Bar Association’s Statement of Policy Regarding Lawyers’ Responses to Auditors’ Requests for Information) against the Company and for which we act as primary legal counsel to the Company (the cigarette and chewing tobacco product liability lawsuits described in clause 1(a) and 1(b) are collectively referred to herein as the “SHB Cases”), when considered in their entirety, (i) as they relate to the Registration Statement, at the Effective Date did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report referred to above, and other information of an accounting or financial nature included therein, if any, as to which we do not express any view); and

2. To the best of our knowledge, the statements set forth in:

A. The Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”) in (i) “Part I. Item 3. Legal Proceedings. 2. Tobacco Related”; (ii) “Notes to Consolidated Financial Statements. Note 20. Legal Proceedings. Tobacco Related” in the paragraph subheadings captioned “Conventional Product Liability Cases,” “Flight Attendant Cases,” “Class Action Cases,” “Reimbursement Cases,” “Contribution Claims” and“Filter Cases;” (iii) “Notes to Consolidated Financial Statements. Note 20. Legal Proceedings. Other Tobacco-Related” in the paragraph subheading captioned“Reparation Cases;” and (iv) Exhibit 99.01. Tobacco Pending Litigation in the paragraph subheadings captioned “Class Action Cases,” “Reimbursement Cases” and “Contribution Claims;” and in

B. The Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (“Quarterly Report”) in (i) “Notes to Consolidated Condensed Financial Statements. Note 12. Legal Proceedings. Tobacco Related. Tobacco Related Product Liability Litigation” in the paragraph subheadings captioned “Conventional

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Product Liability Cases,” “Flight Attendant Cases,” “Class Action Cases,” “Reimbursement Cases,” “Contribution Claims” and“Filter Cases;” (ii) “Notes to Consolidated Financial Statements. Note 12. Legal Proceedings. Tobacco Related. Other Tobacco-Related” in the paragraph subheading captioned“Reparation Cases;” and (iii) “Part II. Other Information. Item 1. Legal Proceedings. 2. Tobacco Related” in the paragraph subheadings captioned “Class Actions” and“Reimbursement Cases”;

as incorporated by reference into the Disclosure Package and the Prospectus that describe cigarette and chewing tobacco product liability lawsuits that are included in the SHB Cases as they relate to the Disclosure Package, as of the Execution Time, when taken together as a whole, and the Prospectus, at the date thereof (except as may be set forth on Schedule A attached to this letter) or hereof (except as may be set forth on Schedule B attached to this letter) did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, if any, as to which we do not express any view).

As we have discussed, we are primary legal counsel to the Company with respect to approximately 2,775 SHB Cases. A significant number of product liability lawsuits (including cigarette and chewing tobacco lawsuits) are pending against the Company, for which we do not act as primary legal counsel of record to the Company, and may have been “overtly threatened” against the Company, for which we do not act as primary legal counsel to the Company (collectively, the “NonSHB Cases”). Our knowledge about the NonSHB Cases is substantially more limited than our knowledge about the SHB Cases (the SHB Cases and the NonSHB Cases are collectively referred to herein as the “Product Liability Cases”). Further, we do not serve as legal counsel to the Company other than in connection with the SHB Cases and as a result we are not corporate, securities, regulatory or antitrust counsel to the Company in connection with the preparation of the Registration Statement or the Prospectus and we have not advised the Company on compliance with the requirements of the applicable federal or state securities laws or on the Carolina Group Stock.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Disclosure Package or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraphs 1 and 2 above, subject to the qualifications and limitations set forth herein. We confirm that we have read the Prospectus, the Disclosure Package and the Registration Statement and we have reviewed the descriptions of the Product Liability Cases described therein. We confirm that we have reviewed generally our files relating to the SHB Cases, we have reviewed this opinion with the attorneys who currently are partners in or employed by this firm and who are primarily responsible for the representation of the Company in the SHB Cases or who were directly involved in any material respect with the preparation of this letter (the “Responsible Attorney Group”),

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and we have had conversations with representatives of the legal departments of the Company regarding the contents of this letter, but we have not discussed the NonSHB Cases with any person or entity, we have not reviewed any files or any materials (other than the contents of the Prospectus, the Disclosure Package and the Registration Statement) relating to the NonSHB Cases, and we have not reviewed the contents of this letter with attorneys who are partners in or employees of this firm, other than the Responsible Attorney Group.

You acknowledge that the statements that are made herein “to the best of our knowledge” or as to matters that have “come to our attention” or matters as to which we “believe” (or the converse) in this letter are made based solely on the knowledge or awareness of the attorneys in the Responsible Attorney Group and that those statements do not include the knowledge or awareness of other attorneys who are partners in or employees of this firm who are not in the Responsible Attorney Group, including those who may be primarily responsible for representing parties to Products Liability Cases other than the Companies. Without limiting the foregoing, you acknowledge that we are making no statements and giving no opinions with regard to the discussions in the Registration Statement, the Disclosure Package and the Prospectus of the State Settlement Agreements, the Master Settlement Agreement, Settlement of State Reimbursement Litigation, Tobacco-Related Antitrust Cases, or Antitrust Claims (as those terms are defined in the Registration Statement and the Prospectus), the provisions of the Carolina Group Stock and the charter amendments creating those securities, or as to the actual or potential financial effect of the Products Liability Cases, individually or collectively, on the Company, its business, or its condition, financial or otherwise.

The opinions contained in this letter merely constitute expressions of our professional judgment regarding the matters of law addressed herein. We are expressing no opinion regarding, nor are we endorsing or adopting as our own opinion, any particular statement of opinion or belief attributed to the Company in the Registration Statement, the Disclosure Package or the Prospectus. We are expressing no opinion regarding, nor are we predicting or guaranteeing, the outcome of any Product Liability Case. Further, we are expressing no opinion regarding the effect of the outcome, whether financial or otherwise, of any Product Liability Case on the Company or the Carolina Group Stock.

Subject to the qualifications and limitations set forth herein, no facts have come to our attention that cause us to believe that the descriptions of the Product Liability Cases in the Registration Statement and the Prospectus when considered in their entirety, (i) as they relate to the Registration Statement, as of the Effective Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading (except for the financial statements and other information of an accounting or financial nature included therein, as to which we do not express any view); (ii) as they relate to the Disclosure Package, as of the Execution Time, when taken together as a whole, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in

5

the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which we do not express any view) ; and (iii) as they relate to the Prospectus, at the date thereof or hereof contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except for the financial statements, other than the portions of Note 20 to the Consolidated Financial Statements in the Annual Report and Note 12 to the Consolidated Condensed Financial Statements in the Quarterly Report referred to above, and other information of an accounting or financial nature included therein, as to which we do not express any view).

We have not considered and express no opinion as to, the laws of any jurisdiction other than the laws of the United States of America.

This opinion letter is rendered only to you and solely for your benefit in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

EXHIBIT F

[Form of Opinion of Thompson Coburn LLP]

May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, NY 10171

Ladies and Gentlemen:

We have served as primary legal counsel of record for Lorillard, Inc., a Delaware corporation, and its wholly owned subsidiary Lorillard Tobacco Company, a Delaware corporation (collectively, the “Company”), in connection with certain matters involving cigarette and chewing tobacco related products liability litigation to which the Company is a party. We are rendering this opinion in connection with the purchase by you from Loews Corporation, a Delaware corporation and parent corporation of Lorillard, Inc. (the “Parent”), of 15,000,000 shares of Carolina Group Stock, par value $0.01 per share of the Parent pursuant to the Underwriting Agreement, dated May 10, 2006, between you and the Parent (the “Underwriting Agreement”). The letter is being delivered to you pursuant to Section 6(f) of the Underwriting Agreement.

We have examined: (1) the Registration Statement on Form S-3, as amended (such Registration Statement, including the documents incorporated by reference therein, at the time it became effective (the “Effective Date”), is referred to as the “Registration Statement”) filed by Parent under the Securities Act of 1933, as amended (the “Act”); (2) the basic prospectus dated March 10, 2006, including the documents incorporated by reference therein (the “Basic Prospectus”); (3) the preliminary prospectus supplement dated May 10, 2006 (the “Preliminary Prospectus Supplement” and, together with the Basic Prospectus, is referred to as the Preliminary Prospectus), filed by Parent pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”); (4) the final prospectus supplement dated May 10, 2006, (the “Final Prospectus” and, together with the Basic Prospectus, is referred to as the “Prospectus”), filed by Parent pursuant to Rule 424(b); and (5) the other information, if any, identified in Schedule IV to the Underwriting Agreement and the issuer free writing prospectuses, if any, identified in Schedule III to the Underwriting Agreement (together with the Basic Prospectus, as amended and supplemented to the Execution Time and the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, is referred to as the “Disclosure Package”).

In addition, we have examined certain records of the Company relating to the matters covered by the opinion set forth in the numbered paragraph below and have made such other investigations as we have deemed necessary in connection with the opinion hereinafter set forth. In examining such material and in delivering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to

2

us as certified, photostatic or conformed copies, and the authenticity of the originals of all such copies.

 Based upon such examination and review, and subject to the foregoing, we are of the opinion that:

1.
To the best of our knowledge, the statements set forth in the Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) under the headings “Legal Proceedings -- Tobacco Related” and “Notes to Consolidated Financial Statements -- Note 20. Legal Proceedings -- Tobacco Related” and in Exhibit 99.01 to the Annual Report and in the Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (“Quarterly Report”) under the headings “Notes to Consolidated Condensed Financial Statements -- Note 12. Legal Proceedings -- Tobacco Related” and “Part II. Other Information. Item 1. Legal Proceedings. 2. Tobacco Related” incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, when considered in their entirety, constitute a complete and accurate summary, in all material respects, of matters involving actual or threatened cigarette and chewing tobacco related products liability litigation to which the Company is or may be a party and for which we act as primary legal counsel of record to the Company. In passing upon the accuracy of those statements, we are not endorsing or adopting as our own opinion any particular statement of opinion or belief attributed to the Company in the Registration Statement, the Disclosure Package or the Prospectus, nor are we predicting the outcome of any pending or threatened litigation.

We are opining herein only on the federal laws of the United States and the laws of the State of Missouri. We expressly disavow any obligation to update this opinion as to any events occurring after May 15, 2006.

Very truly yours,

EXHIBIT G

[Form of Opinion Greenberg Traurig LLP]

May 15, 2006

UBS Securities LLC
299 Park Avenue
New York, NY 10171

Ladies and Gentlemen:

We have served as primary legal counsel of record for Lorillard, Inc., a Delaware corporation, and its wholly owned subsidiary Lorillard Tobacco Company, a Delaware corporation (collectively, the “Company”), in connection with certain matters involving cigarette and chewing tobacco related products liability litigation to which the Company is a party. We are rendering this opinion in connection with the purchase by you from Loews Corporation, a Delaware corporation and parent corporation of Lorillard, Inc. (the “Parent”), of 15,000,000 shares of Carolina Group Stock, par value $0.01 per share of the Parent pursuant to the Underwriting Agreement, dated May 10, 2006, between you and the Parent (the “Underwriting Agreement”). The letter is being delivered to you pursuant to Section 6(g) of the Underwriting Agreement.

We have examined: (1) the Registration Statement on Form S-3, as amended (such Registration Statement, including the documents incorporated by reference therein, at the time it became effective (the “Effective Date”), is referred to as the “Registration Statement”) filed by Parent under the Securities Act of 1933, as amended (the “Act”); (2) the basic prospectus dated March 10, 2006, including the documents incorporated by reference therein (the “Basic Prospectus”); (3) the preliminary prospectus supplement dated May 10, 2006 (the “Preliminary Prospectus Supplement” and, together with the Basic Prospectus, is referred to as the Preliminary Prospectus), filed by Parent pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”); (4) the final prospectus supplement dated May 10, 2006, (the “Final Prospectus” and, together with the Basic Prospectus, is referred to as the “Prospectus”), filed by Parent pursuant to Rule 424(b); and (5) the other information, if any, identified in Schedule IV to the Underwriting Agreement and the issuer free writing prospectuses, if any, identified in Schedule III to the Underwriting Agreement (together with the Basic Prospectus, as amended and supplemented to the Execution Time and the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, is referred to as the “Disclosure Package”).

In addition, we have examined certain records of the Company relating to the matters covered by the opinion set forth in the numbered paragraph below and have made such other investigations as we have deemed necessary in connection with the opinion hereinafter set forth. We have relied, to the extent that we deem such reliance proper, upon certain factual representations made in certificates given by officers of the Company in answer to our inquiries. In examining such material and in delivering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic or conformed copies, and the authenticity of the originals of all such copies.

Based upon such examination and review, and subject to the foregoing, we are of the opinion that:

1.
To the best of our knowledge, the statements set forth in the Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) under the headings “Legal Proceedings -- Tobacco Related” and “Notes to Consolidated Financial Statements -- Note 20. Legal Proceedings -- Tobacco Related” and in Exhibit 99.01 to the Annual Report and in the Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (“Quarterly Report”) under the headings “Notes to Consolidated Condensed Financial Statements -- Note 12. Legal Proceedings -- Tobacco Related” and “Part II. Other Information. Item 1. Legal Proceedings. 2. Tobacco Related” incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, when considered in their entirety, constitute a complete and accurate summary, in all material respects, of matters involving actual or threatened cigarette and chewing tobacco related products liability litigation to which the Company is or may be a party and for which we act as primary legal counsel of record to the Company. In passing upon the accuracy of those statements, we are not endorsing or adopting as our own opinion any particular statement of opinion or belief attributed to the Company in the Registration Statement, the Disclosure Package or the Prospectus, nor are we predicting the outcome of any pending or threatened litigation.

We are opining herein only on the federal laws of the United States and the laws of the State of New York. We expressly disavow any obligation to update this opinion as to any events occurring after May 15, 2006.

Very truly yours,

SCHEDULE I

Underwriting Agreement dated May 10, 2006.

Registration Statement No. 333-132344.

Representative(s): UBS Securities LLC

Title, Purchase Price and Description of Securities:

Title: Carolina Group Stock

Number of Underwritten Securities to be sold by the Company: 15,000,000

Price per Share to the Underwriters - total: $50.10

Other provisions:

Closing Date, Time and Location: May 15, 2006 at 10:00 a.m. at the offices of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, New York, 10019.

SCHEDULE II

Underwriters	Number of Securities to be Purchased
UBS Securities LLC	15,000,000
Total. . . . . . . . .	15,000,000

SCHEDULE III

Schedule of Free Writing Prospectuses included in the Disclosure Package

1. None.

SCHEDULE IV

Schedule of other information included in the Disclosure Package

1. Issuer: Loews Corporation Carolina Group
2. Shares offered: 15,000,000 shares
3. Price to public: $50.40 per share
4. Underwriter(s): UBS Securities LLC